AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is effective July 2, 2015 (the “Second Amendment Effective Date”), by and among CALENCE LLC, a Delaware limited liability company, INSIGHT DIRECT USA, INC., an Illinois corporation and INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (each a “Reseller” and collectively, the “Resellers”), CASTLE PINES CAPITAL LLC, a Delaware limited liability company (as an individual administrative agent, or as a lender, as the context may require, “CPC”), WELLS FARGO CAPITAL FINANCE LLC, a Delaware limited liability company (in its capacity as the collateral agent for the benefit of Holders of Secured Obligations, the “Collateral Agent”, as syndication agent and in its capacity as an individual administrative agent, “WFCF” and, together with CPC, in its capacity as an administrative agent, “Administrative Agents”), and Lenders party to the Credit Agreement described below. All capitalized terms used herein without definition have the same meanings as set forth in the Credit Agreement.

WITNESSETH:

WHEREAS, the Resellers, the Lenders and the Administrative Agents are party to the certain Amended and Restated Credit Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and together with this Second Amendment, and as further amended, restated, replaced and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Resellers have requested the Lenders and the Administrative Agents to amend the Existing Credit Agreement to, among other things, increase the Commitment; and

WHEREAS, the Lenders and the Administrative Agents have agreed to amend the Existing Credit Agreement pursuant to the terms of this Second Amendment; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Subject to satisfaction of the conditions set forth in Section 2 below, the parties hereby agree to the following:

A. Exhibit B of the Credit Agreement, Definitions, is hereby amended as follows:

1. The definition of “Aggregate Floorplan Loan Facility Limit” is amended by replacing (a) the words “Two Hundred Million Dollars” with “Two Hundred Fifty Million Dollars”, and (b) the parenthetical dollar amount “($200,000,000)”, with “($250,000,000)”.

2. The definition, “Commitment” is amended by replacing the last sentence thereof with the following: “the aggregate amount of the Commitments on the Second Amendment Effective Date is $250,000,000.”.

B. Exhibit A of the Credit Agreement is deleted in its entirety and replaced with the Exhibit A attached to this Second Amendment.

3. The following definition is added to Exhibit B of the Credit Agreement in the appropriate alphabetical order therein:

“‘Second Amendment Effective Date’ means July 2, 2015.”

SECTION 2. Conditions to Effectiveness. The effectiveness of this Second Amendment is expressly conditioned upon the following:

A. The receipt by Administrative Agents of fully executed counterparts of this Second Amendment;

B. Administrative Agents shall have received Officer’s Certificates for Resellers, with organizational documents as amended, modified, or supplemented to the Second Amendment Effective Date, resolutions and current certificates of status from the secretary of state (or other applicable Governmental Authority) of such Reseller’s jurisdiction of organization;

C. Administrative Agents shall have received a Reaffirmation of Guaranty in the form attached hereto as Exhibit B, executed by each of the Parent Guarantor and Subsidiary Guarantors;

D. Administrative Agents shall have received an opinion of counsel in form and substance reasonably satisfactory to Administrative Agents which shall cover such matters related to this Second Amendment as Administrative Agents and Collateral Agent may reasonably require and Resellers hereby authorize and direct such counsel to deliver such opinions to Administrative Agents and Lenders;

E. The receipt by Administrative Agents of current UCC searches for each Loan Party in such Loan Party’s state of organization, as follows (a) Insight Canada Holdings, Inc., Insight Direct Worldwide, Inc., and Insight North America, Inc., Arizona; (b) Calence, LLC, Insight Enterprises, Inc., and Insight Technology Solutions, Inc., Delaware; and (c) Insight Public Sector, Inc., Insight Direct USA, Inc., and Insight Receivables Holding, LLC, Illinois; and Resellers shall have paid all documented out-of-pocket expenses and reasonable attorney fees incurred by the Administrative Agents in connection with the transactions evidenced by this Second Amendment to the extent invoiced prior to the Second Amendment Effective Date.

F. SECTION 3. Representations and Warranties. Resellers hereby represent, agree and warrant that (i) this Second Amendment and the Credit Agreement as amended hereby constitute such Reseller’s legal, valid and binding obligation and are enforceable against such Reseller in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Reseller as set forth in the Credit Agreement are true and correct in all material respects (except where such representation and warranty is qualified as to materiality and in such circumstance is true and correct as written) on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (iii) no Default has occurred or is continuing as of the date hereof.

SECTION 4. Effect on the Credit Agreement.

A. Upon the Second Amendment Effective Date, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

B. Except as specifically amended herein, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

C. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

SECTION 5. Loan Document. The parties hereto hereby agree that, at and after the Second Amendment Effective Date, this Second Amendment shall constitute a Loan Document and the Resellers’ obligations under this Second Amendment shall constitute Obligations.

SECTION 6. Governing Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY AND THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

SECTION 8. Counterparts. This Second Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

SECTION 9. Counterpart Facsimile Execution. For purposes of this Second Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic transmission, including electronic mail or in .pdf form, is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party hereto may raise the use of a facsimile machine or other form of electronic transmission or the fact that any signature was transmitted through the use of a facsimile machine or other electronic transmission as a defense to the enforcement of the Credit Agreement, as amended hereby.

SIGNATURES COMMENCE ON NEXT PAGE

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Second Amendment effective as of the Second Amendment Effective Date.

CALENCE, LLC,
as Reseller

By: /s/ Helen K. Johnson
Name: Helen K. Johnson
Title: Senior Vice President

INSIGHT DIRECT USA, INC.,
as Reseller

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Senior Vice President

INSIGHT PUBLIC SECTOR, INC.,
as Reseller

By: /s/ Helen Johnson
Name: Helen Johnson
Title: Senior Vice President

CASTLE PINES CAPITAL LLC,

as Administrative Agent and a Lender

and;

WELLS FARGO CAPITAL FINANCE, LLC,
as Administrative Agent and Collateral Agent

By: /s/ John Hanley
Name: John Hanley
Title: Senior Vice President

BBVA COMPASS,
as a Lender,

By: /s/ Timothy R. Coffey
Name: Timothy R. Coffey
Title: Senior Vice President

NATIONAL BANK OF ARIZONA,

as a Lender,

By: /s/ Sabina Anthony
Name: Sabina Anthony
Title: Vice President

BOKF, NA d/b/a BANK OF ARIZONA,
as a Lender,

By: /s/ James E. Wessel
Name: James E. Wessel
Title: Senior Vice President

COMERICA BANK,

as a Lender,

By: /s/ Liz V. Gonzalez
Name: Liz V. Gonzalez
Title: Commercial Banking Officer

BANK OF THE WEST,
as a Lender,

By: /s/ Kevin R. Gillette
Name: Kevin R. Gillette
Title: DirectorEXHIBIT A

LENDERS’ FACILITIES AND PRO-RATA SHARES

Lender	Floorplan Loan Facility	Pro-Rata Shares
Castle Pines Capital LLC	$161,250,000	64.50%

National Bank of Arizona	$25,000,000	10.00%

BBVA Compass	$20,000,000	8.00%

Bank of the West	$18,750,000	7.50%

BOKF, NA d/b/a Bank of Arizona	$12,500,000	5.00%

Comerica Bank	$12,500,000	5.00%

All Lenders	$250,000,000	100.000%

EXHIBIT B
FORM OF REAFFIRMATION OF GUARANTY
Wells Fargo Capital Finance, LLC
Castle Pines Capital LLC
116 Inverness Drive East, Suite 375
Englewood, CO 80112

July 2, 2015

Insight Enterprises, Inc., Insight Canada Holdings, Inc.
Insight Direct Worldwide, Inc., Insight North America, Inc.
Insight Receivables Holding, LLC and
Insight Technology Solutions, Inc.
c/o Insight Enterprises, Inc.
6820 South Harl Avenue
Tempe, AZ 85283

Attn: Glynis A. Bryan, Chief Financial Officer

Re: Reaffirmation of Parent Guaranty; Reaffirmation of Subsidiary Guaranty

Dear Ms. Bryan:

Reference is made to that certain (1) Amended and Restated Parent Guaranty, dated as of April 26, 2012 (the “Parent Guaranty”), executed by Insight Enterprises, Inc. (“Parent Guarantor”) and (2) Amended and Restated Subsidiary Guaranty, dated as of April 26, 2012 (the “Subsidiary Guaranty” and, together with the Parent Guaranty, the “Guarantees”, and each a “Guarantee”), executed by Insight Canada Holdings, Inc., Insight Direct Worldwide, Inc., Insight North America, Inc., Insight Receivables Holding, LLC and Insight Technology Solutions, Inc. (collectively, the “Subsidiary Guarantors”). Each Guarantee was made in favor of Wells Fargo Capital Finance, LLC, as collateral agent (in such capacity, the “Collateral Agent”), wherein the Parent Guarantor and each Subsidiary Guarantor, as applicable, collectively agreed to guaranty the payment, when due, of all Secured Obligations (as defined in the Credit Agreement) under that certain Amended and Restated Credit Agreement, dated as of April 26, 2012, by and among Calence LLC, Insight Direct USA, Inc., and Insight Public Sector, Inc., as Resellers, Castle Pines Capital LLC and Wells Fargo Capital Finance, LLC, as administrative agents (collectively, in such capacity, the “Administrative Agents”), the Collateral Agent and the Lenders party thereto, as it may be amended and/or restated from time to time (the “Credit Agreement”) in accordance with the terms set forth in the applicable Guarantee.

In connection with that certain Amendment No. 2 to Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 1 (the “Second Amendment”), the Lenders and the Administrative Agents have agreed to amend the Credit Agreement pursuant to the terms of the Second Amendment, which increase the Aggregate Floorplan Loan Facility Limit to Two Hundred Fifty Million Dollars ($250,000,000). As one of the conditions to entering into the Second Amendment, each of the Parent Guarantor and the Subsidiary Guarantors are required to (a) reaffirm its respective obligations and agreement to perform under the applicable Guarantee, and (b) acknowledge that as a result of increase to the Aggregate Floorplan Loan Facility Limit, the potential liability of the Parent Guarantor or such Subsidiary Guarantor under the Guarantees has broadened. Therefore, in order to reflect the reaffirmation of the Guarantees as described in this letter, each of the Parent Guarantor and the Subsidiary Guarantors are requested to execute and return to the Administrative Agents at the address specified above, an original of the Reaffirmation attached to this letter.

[Signature page follows]

CASTLE PINES CAPITAL LLC
as Administrative Agent and a Lender
and;

WELLS FARGO CAPITAL FINANCE, LLC
as Administrative Agent and Collateral Agent

By:
Name: John Hanley
Title: Senior Vice President

REAFFIRMATION

Effective this 2nd day of July, 2015, each of the Parent Guarantor and the Subsidiary Guarantors hereby acknowledges that the Second Amendment will be executed contemporaneously herewith as described in the foregoing letter to which this Reaffirmation is attached (which each Guarantor has reviewed); capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in such letter and as a result, the Parent Guarantor’s potential liability under the Parent Guaranty has broadened, and each Subsidiary Guarantor’s potential liability under the Subsidiary Guaranty has been broadened. Having understood and acknowledged the extension of each of the Parent Guarantor’s and each Subsidiary Guarantor’s potential liability to the Administrative Agents, the Collateral Agent and the Lenders as a result of the execution of the Second Amendment, each of the Parent Guarantor and each Subsidiary Guarantor hereby reaffirms its respective continuing obligations and duties to the Administrative Agents and each lender under the Parent Guaranty or the Subsidiary Guaranty, as applicable.

[Signature page follows]

Parent Guarantor:

INSIGHT ENTERPRISES, INC.

By:
Name: Helen Johnson
Its: Senior Vice President

Subsidiary Guarantors:

INSIGHT CANADA HOLDINGS, INC.

INSIGHT DIRECT WORLDWIDE, INC.
INSIGHT NORTH AMERICA, INC.
INSIGHT RECEIVABLES HOLDING, LLC
INSIGHT TECHNOLOGY SOLUTIONS, INC.

By:
Name: Helen Johnson
Its: Senior Vice President

Exhibit 1
Amendment No. 2
to Amended and Restated Credit Agreement